                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   September 20, 1995


          WINDSOR PARK PROPERTIES 4, A CALIFORNIA LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      California                   0-15700                   33-0202608
-----------------------      ------------------     ----------------------------
    (State or other           (Commission File              (IRS Employer
    jurisdiction of                Number)               Identification No.)
     incorporation)


120 W. Grand Avenue, Suite 202, Escondido, CA                     92025
--------------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:          (619) 746-2411
                                                          --------------------

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

On September 20, 1995, Windsor Park Properties 4 (the Partnership) purchased a 33% interest in the Rancho Margate manufactured home community located in Margate, Florida. The remaining interests in the property were acquired by Windsor Park Properties 5 and Windsor Park Properties 6, both California limited partnerships, which have the same General Partners as the Partnership. The community is in good condition, and the Partnership intends to hold it as a medium-term (four to six year) investment. During the investment period the Partnership intends to continue to operate the property as a manufactured home community.

Rancho Margate is situated on 29 acres of land and was developed in 1973. The community contains 245 manufactured home spaces, and amenities include a clubhouse and a swimming pool. All assets acquired will continue to be used in the operations of the community. The General Partners anticipate expending $25,000 for various capital improvement and maintenance projects over the next 12 months. It is the opinion of the General Partners that the community is adequately insured.

The total cost of the property was approximately $6,533,500 ($6,323,500 paid to the Seller, a $190,500 commission paid to an unaffiliated broker, and other costs of $19,500). The Partnership's cost of its interest in the property was approximately $2,156,100 ($2,086,800 paid to the Seller, a $62,900 commission paid to an unaffiliated broker, and other costs of $6,400). The purchase price was negotiated through an arms-length bargaining process with the seller, Rancho Margate Associates, Ltd., a California limited partnership. The registrant's General Partners are not affiliated with the seller of the community.

In connection with the purchase, the Partnership, Windsor Park Properties 5 and Windsor Park Properties 6 assumed a $3,737,100 mortgage note of the seller. The note, which is collateralized by the property, is payable in monthly installments, including interest at 50% of six month LIBOR plus 6.26% until June 2003 (9.2913% at September 20, 1995). Thereafter, the interest rate increases to 50% of six month LIBOR plus 7.26%, until the note matures in July 2023. In a separate agreement, the seller of the property will reimburse the Partnership for any interest expense which, in total, exceeds 9.1% during the three year period subsequent to the purchase. The seller has escrowed $87,000 to satisfy this potential obligation.

The community's manufactured home spaces are rented to tenants on a month-to-month basis, and current base rental rates average $338 per month. The community is located near several other manufactured home communities with comparable base rental rates.

The community is currently 97% occupied and has been approximately 97% occupied for the past five years. Other manufactured home communities in the immediate area are approximately 98% occupied.

Other material factors considered by the General Partners in assessing the property include ad valorem taxes for the 1994 tax year which totaled $92,700 ($27.56 per $1,000 assessed value) and utility rates which are expected to increase 4% per year.

The sources of funds for this acquisition were financing proceeds from investment properties already owned by the Partnership and the mortgage loan assumed as described above.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits
         -----------------------------------------------------------------

     (a)(b) Financial Statements and Proforma Financial Information
            -------------------------------------------------------

          It was impractical to provide the required financial statements and proforma financial information at the time of filing the Form 8-K. It is anticipated that all financial information will be filed on Form 8K/A by November 30, 1995.

     (c)  Exhibits
          --------

          10) -  Material Contracts

               a)   Rancho Margate Mobile Home Park
                    Purchase and Sale Agreement
                    Dated June 30, 1995

                          PURCHASE AND SALE AGREEMENT
                      FOR RANCHO MARGATE MOBILE HOME PARK

   Date For Reference Purposes: June 30, 1995

   Rancho Margate Associates, Ltd., a California Limited Partnership (the "Seller"), agrees to sell to The Windsor Corporation, a California corporation, and/or assignee (the "Buyer"), and Buyer agrees to purchase from Seller, the real property, and all personal property related to the operations of

                        RANCHO MARGATE MOBILE HOME PARK

containing 245 mobile home lots, located at 2900 N. State Road #7, Margate, Florida (the "Property"), under the terms and conditions of this agreement (the "Agreement").

I.    PURCHASE PRICE
      --------------

      A.    AMOUNT - The purchase price for said Property shall be  Six Million
            ------
Three Hundred Fifty Thousand Dollars ($6,350,000) for the Property payable by Buyer to Seller as follows:

      B.    TERMS OF PAYMENT
            ----------------

          1. Deposit: Buyer shall deposit the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000) into an escrow account with David S. Bernstein, Esq. of Gaynor, Decker, Young, P.A., 150 Second Avenue North, Seventeenth Floor, St. Petersburg, Florida 33701, as agent for Lawyers Title Insurance Corporation (the "Escrow Holder" and "Title Agent"), upon Seller's acceptance of this Agreement. This deposit shall be liquidated damages in the event of default by Buyer.

          2. Existing Financing: There is approximately Three Million Seven Hundred Thirty Thousand Dollars ($3,730,000) of existing financing on the Property that will be assumed by Buyer. Buyer shall be responsible for the assumption fee and any other fees associated with the Existing Financing and such fees shall not be credited towards the Purchase Price.

          Balance: Buyer will pay the balance of funds owed to Seller in cash at the Closing.

          Buyer acknowledges that except for the Property and all personal property related to the operations of the Property, Seller shall be entitled to retain all other assets owned by Seller including, without limitation, any bonds held by Seller acquired in connection with the Existing Financing.

          3. Interest Rate Reserve Account: At Closing, Seller will leave $87,000 in an interest bearing escrow account, as identified in Exhibit A ("Interest Rate Reserve"), as a reserve for interest rate increases associated with the Existing Financing Buyer will assume at Closing.

II.  TIME OF CLOSING - This transaction shall close (the "Closing") by the later
     ---------------
of September 1, 1995; or, if this Agreement or the convenience of the parties reasonably demands, the Closing may be changed to a time and place as can be mutually agreed upon in writing between the parties.

III.  CONDITIONS OF CLOSING - The Closing and the Buyer's obligation to purchase
      ---------------------
the Property pursuant to this Agreement are specifically contingent upon Buyer's approval of the following conditions on or prior to the date set forth below.
If Buyer determines any condition is not acceptable, in its sole and subjective opinion, Buyer may cancel this Agreement and all payments made by Buyer shall be refunded; or Buyer may request Seller to remedy the unsatisfactory conditions, if Seller cannot or refuses to remedy the unsatisfactory conditions to Buyer's satisfaction, Buyer's sole right shall be to cancel this Agreement and all payments made by Buyer shall be refunded.

      A.    SELLER TO DELIVER to Buyer by July 10, 1995, for Buyer's inspection
            -----------------
and approval and Buyer will acknowledge receipt of each item within forty-eight
(48) hours of receipt, Buyer shall provide Escrow Holder and Seller with written approval of each of the items within thirty (30) days after Buyer's receipt. If Seller has not provided any of the items indicated below by July 10, 1995, then Buyer will elect to either waive the requirement for delivery of the item, or reject the terms of this agreement. Absence of Buyer's written waiver of delivery or rejection of the terms of this agreement will be deemed rejection and neither Buyer nor Seller shall be obligated to proceed with the Purchase and Sale provided for by this Agreement and Buyer's $100,000 deposit will be refunded:

            1. a current rent roll listing for each mobile home lot: the amount of lot rent presently being collected by Seller, the date such rent has been paid through, the amount of deposits retained by Seller, delinquency status, repossessions, abandoned homes, and any rent concession granted to any tenant;

            2. sample copies of resident's applications and leases stating all economic terms and any material changes;
            3. a list of the personal property included in the sale;

            4. books, records, income/expense statements and utility billings for the last three complete fiscal years and for the current fiscal year, including the month immediately preceding execution of this Agreement;

            5. a statement of occupancy for the previous five calendar years, including the average vacancy rate for each of the past three years;

            6. a copy of the real property tax statement for the Property for 1992, 1993, 1994 and 1995 if received;

            7. a copy of any notices of violations from government authorities received in the past Twenty-four (24) months;

            8. copies of licenses, permits and certificates related to the Property;

            9. inspections and/or engineering reports or analysis regarding the private water and sewer system if applicable;

           10. copies of all maintenance, service, or other agreements affecting the Property;

           12. schedule of insurance covering the Property;

           13. documentation for loans encumbering the Property;

           14. sample copy of the last 5 years rental increase notices that are provided to residents;

           15. copies of any reports in excess of $1,000 filed in conjunction with termite, health plumbing, gas or electrical inspections conducted in the last two years;

           16. a list of any mobile home residents who have provided an intention to vacate notice to management;

           17. a list describing the prospectus delivered to the home owner at the time each home was originally moved into the Property;

           18. a complete copy of each of the prospectuses described in the preceding list;

           19. the last 24 months sewer, water, trash, cable, gas and electric utility bills, (by month);

           20. a copy of any amendments to the prospectuses or other notices delivered to the homeowners related to Florida's Chapter 723;

           21. correspondence related to the Property to or from the Department of Business Regulation, the Home Owner's Association or Home Owner's Committees.

           22. a list of those homes that moved into the Property after July 1, 1986;

           23. summary of present employee payroll including benefits provided (rent, insurance, utilities, etc.);

           24. a copy of the information required to be filed with the Department of Business Regulation by the DBR's Rule 7D-30.002 (4)(b).

           25. copies of repair and maintenance bills over $500 for the last 24 months.

      B.   BUYER WILL INSPECT and approve the following, and Buyer shall
           ------------------
provide Escrow Holder with written approval of each of the following items by August 10, 1995:

            1. Buyer is granted the right to enter the Property and conduct physical inspections of the premises and of all improvements, structures, mechanical equipment, appliances, and personal property located on the Property without alerting homeowners to the pending sale. Entry shall be at Buyer's own risk and Buyer shall indemnify, defend and hold harmless Seller against all loss, liability and expense, including attorney's fees occasioned thereby and Buyer shall restore the Property to its condition previously existing at Buyer's sole expense;

            2. HUD's flood insurance rate map to verify "Zone C" status of the Property.

            3. Seller to provide a Title Commitment (up to a maximum cost to Seller of $250) by July 14, 1995 from Gaynor, Decker, Young, P.A., as authorized agent for Lawyer's Title Insurance Corporation, 150 Second Avenue North, Seventeenth Floor, St. Petersburg, Florida 33733, Attention David S. Bernstein, Esq. Telephone 813-895-1971, FAX 813-823-8979. (the "Title Insurer");

      C.    FORMAL APPROVAL - Buyer shall indicate to Seller and to Escrow
            ---------------
Holder, in writing, on or before August 10, 1995 if it approves the purchase of the Property under the terms and conditions of this Agreement (the "Formal Approval"), or rejects the terms of this Agreement based upon the contingencies stated in paragraph III.A. or III.B. Absence of Buyer's Formal Approval by August 10, 1995 shall be deemed rejection, neither Seller nor Buyer shall be obligated to proceed with the purchase and sale provided for by this Agreement and Buyer's $100,000 deposit will be refunded.

      D.    BUYER'S REPRESENTATIONS - Except as otherwise stated in writing and
            -----------------------
so long as Seller's representations are true and correct and neither omit nor misstate material facts, Buyer is purchasing the Property in its existing condition. The parties acknowledge that no verbal representations or assurances concerning the Property may be relied upon.

      E.    SELLER'S REPRESENTATIONS - As an inducement for Buyer to complete
            ------------------------
the purchase of the Property under the terms of this Agreement, Seller hereby makes the following warranties and representations to Buyer; each is material and reasonably relied upon by Buyer, and each is accurate and complete and neither omits nor misstates any material fact, as of the date of this Agreement and the date of Closing. Buyer hereby expressly acknowledges that, except as set forth herein, no representations, warranties or covenants have been made, and Buyer agrees to take the Property "As Is", subject to said representations, warranties, and covenants contained herein. These warranties and representations shall survive the Closing and delivery of the deed and shall remain in effect for one year from the Closing:

          1. to Seller's actual knowledge the documents provided to Buyer regarding the Property are accurate and complete and neither omit nor misstate any material fact needed to make the document not misleading.

          2. to Seller's actual knowledge no entity has a legal or equitable interest in six or more of the mobile homes located on the Property;

          3. to Seller's actual knowledge the Seller has not received any notice in the last 12 months that the Property does not comply with applicable CC&R's and Federal, state, county, and local laws, codes, requirements and regulations;

          4. to Seller's actual knowledge, having diligently inquired of current employees, there are no threatened or pending violations, orders, administrative proceedings, rulings or other findings of any governmental agency that may materially and adversely affect the Property or require any repair, maintenance, improvement or alteration in excess of $1,000, except those repairs Seller has agreed to complete (see Exhibit B "Repairs to be Completed by Seller") to be performed to the Property, that would affect the Property and not other similar properties. For purposes of this section, the Seller is not obligated to inquire outside its current employees.

          5. The Property contains 245 rentable mobile home lots and the minimum monthly gross rental income collected shall be no less than Eighty Thousand Two Hundred Forty Three Dollars ($80,243) as evidenced by certified July 1995 rent roll and certified deposit pages and certified bank deposit slip;

          6. except as set forth on the July 1995 rent roll, no tenant has been granted any rent concession, no rents are prepaid for more than one (1) month in advance and to Seller's actual knowledge all installation, and alteration work Seller may be obligated to perform has been performed;

          7    Buyer will receive and Seller owns the personal property to be transferred to Buyer free and clear of any liens;

          8. to the best of Seller's actual knowledge there are no known material conditions or defects, latent or otherwise, which may adversely affect the personal property, buildings, equipment or improvements;

           9. to Seller's actual knowledge the personal property is in operational condition;

          10. government taxes and fees related to the Property or to the operations of the Property, due and payable prior to the close of escrow, will be paid by Seller and prorated at the close of escrow;

          11. to Seller's actual knowledge there are no threatened or any pending claims or law suits which may affect the Property;

          12. Seller shall indemnify Buyer against any liability resulting from death or injury to persons during Seller's ownership of the Property and Buyer shall provide Seller with such indemnification for all such occurrences after Closing;

          13. the maintenance, service contracts, and other such agreements with third parties related to the Property may be canceled with sixty (60) days notice to any such supplier;

          14. to Seller's actual knowledge, during Seller's ownership of the Property no storage tanks nor hazardous substance subject to Federal, state or local hazardous substance regulation have been located on the Property in violation of law;

          15. To Seller's actual knowledge applicable zoning ordinances and land use restrictions permit Buyer to operate the Property as a mobile home park with the existing sites and with all existing setbacks, parking areas, green spaces, recreational areas and other amenities;

          16. Seller will disclose all known Florida Statutes, Section 723 violations;

          17. All mobile home leases related to the Property entered into by the Seller after executing this Agreement will be on Seller's standard lease, at market rate with a term not to exceed one year.

          18. Seller will maintain the property in good repair and continue with adequate casualty and liability insurance coverage on property until close of escrow.

      IV.   PROFESSIONALS' REVIEW - inspection and verification of Buyer's due
            ---------------------
diligence work will occur and Buyer shall provide Seller and Escrow Holder with written approval of these professionals' findings within 30 days of Formal Approval. Seller agrees to fully cooperate with these professionals:

            1. Deloitte, Touche ("Auditor") will conduct an audit of the financial records of the operations of the Property for the current year and the most recent complete year. Seller agrees to execute Auditor's necessary representations letter;

            2. Structural and mechanical engineers and inspectors;

            3. Buyer's property managers shall be permitted to come into the park and talk with homeowners while accompanied by a Seller's representative and, upon prior notification to Seller, with the Homeowners' Association.

            4. ALTA/ACSM Survey requirements and compliance with zoning and other governmental regulations affecting the Property;

            5. Environmental Audit. A copy of this report is to be provided to the Seller;

            6. MAI Appraisal.

            7. Termite inspection and Report.

         Buyer's obligations under this Agreement are contingent upon Buyer's approval of this Professionals' Review. Any disapproval by Buyer of these
Section IV. contingencies shall be based upon material issues and Seller shall have a right, but not the obligation, to cure such issues within fifteen (15) days of Buyer's notice to Seller, Buyer will provide Seller with Professionals' reports upon which disapprovals are based. Absence of Buyer's approval within the specified time period shall be deemed rejection, neither Seller nor Buyer shall be obligated to proceed with the purchase and sale provided for by this agreement and Buyer's $100,000 deposit will be refunded.

V.  TITLE INSURANCE
    ---------------

      A. On or before July 14, 1995, Seller shall cause to be procured and delivered for Buyer's review and approval (as hereinafter provided) a preliminary owner's title binder for a title insurance policy to be issued by a title insurance underwriter acceptable to Buyer, together with hard copies of all documents referred to therein. The binder and policy to be issued pursuant thereto shall be paid for by Seller and shall be in an amount equal to the amount of the Purchase Price. The binder and policy shall be in a current ALTA standard form "B", except that there shall be no Schedule B - Section 2 exceptions to title permitted except for those identified on Exhibit "B" (the "Permitted Exceptions"). The policy shall insure marketable title. The title binder shall be delivered to Buyer's attorney, and a copy thereof shall be delivered to Seller's attorney. Buyer's attorney shall have five (5) days after receipt of the title binder and hard copies of all exception documents referred to in Schedule B -Section 2 thereof and the survey called for in paragraph VI. hereof to give written notice to Seller or Seller's attorney of any objections by Buyer to the state of title (including any matters shown on the survey which are unacceptable to Buyer such as, without limitation, the location and compliance (i.e. whether or not any terms thereof have been violated) of any easements on the list of Permitted Exceptions). After due notice, Seller shall have a reasonable time, not to exceed thirty (30) days, to cure any valid title defects (and if necessary, the closing shall be delayed for that period) to which Buyer's attorney objects. If Seller fails or refuses to cure any valid title defect as to which due notice is given, Buyer shall have the option to (i) terminate this Agreement, in which case Buyer shall notify Seller that Buyer will not proceed with the purchase, whereupon this Agreement shall terminate and all parties shall be released from any further obligations hereunder, except that Buyer shall be entitled to the prompt return from Escrow Agent of the Earnest Money Deposit, or (ii) proceed under this Agreement and accept title to the Real Property subject to such title defects, without reduction of the purchase Price, in which case the closing shall take place on a date mutually agreed upon by Seller and Buyer which shall be within ten (10) days from the date of such election by Buyer.

   B. Escrow Agent, as the agent for the title insurance company, shall be in a position to issue the title policy upon recording the appropriate documents and insure that Seller has complied with all requirements set forth under FLORIDA
                                                                      -------
STATUTES 723.071(1), (2) and (3) to extinguish any right of purchase or
--------
rescission in favor of any tenants or homeowners association, if any, upon the execution and delivery of the statutory affidavit to be executed by Seller and to insure the Real Property free and clear of all exceptions to title other than the Permitted Exceptions.

VI.  SURVEY - Seller shall deliver to Buyer within five (5) days of Seller's
-----------
execution of this Agreement a copy of Seller's most recent survey of the Property.

VII.  ESCROW AGENT - The sole responsibility of the Escrow Agent shall be to
      ------------
deposit the Earnest Money Deposit in an interest-bearing, insured money market account with a local bank upon execution and delivery of all forms (including a W-9 Form) and documents necessary to do so and to disburse said funds according to the terms of this Agreement. Escrow Agent shall notify the parties hereto of the date of deposit, name of institution and current interest rate within five
(5) days of deposit. In the event of a breach of this Agreement by either Seller or Buyer, or if, in the sole discretion of the Escrow Agent, some doubt exists as to when, to whom or under what circumstances such Earnest Money Deposit shall be disbursed hereunder, and the parties hereto are unable after ten (10) days' prior written notice thereof from Escrow Agent to agree and direct Escrow Agent, in writing, as to when, to whom or under what circumstances Escrow Agent shall disburse the same, Escrow Agent shall be entitled to interplead said Earnest Money Deposit into the Circuit Court of Broward County, Florida, without further liability or responsibility on its part. Costs, expenses and attorneys' fees incurred by Escrow Agent in connection with any such interpleader may be deducted by Escrow Agent from the amount of the Earnest Money Deposit prior to its deposit into the registry of the Court. In any event, however, all parties agree that Escrow Agent shall have no liability or any further responsibility to any party or person whomsoever for any disbursement of the Earnest Money Deposit made by Escrow Agent in good faith unless such disbursement shall constitute a willful breach of the duties and obligations of Escrow Agent under this Agreement of gross negligence on the part of Escrow Agent. Seller acknowledges that Escrow Agent is the attorney for Buyer and agrees that Escrow Agent may represent Buyer in connection with any dispute arising under this Agreement notwithstanding such service as Escrow Agent under this Agreement. The interest received on the Earnest Money Deposit shall be applied to the account of Buyer at Closing. The Escrow Agent has executed the receipt attached to this Agreement to confirm that the Escrow Agent is holding and will hold and disburse funds paid in respect of the Purchase Price in escrow pursuant to the provisions of this Agreement and as directed by the parties in the Settlement (Closing) Statement.

VIII. CLOSING PROCEDURE
      -----------------

      A.    PLACE OF CLOSING - This transaction shall be closed at the office of
            ----------------
the Escrow Holder.

      B.    EXPENSES OF CLOSING - Costs and expenses shall be paid in cash at or
            -------------------
before the Closing as follows:

            1. Seller shall pay the cost of Owner's standard title policy, special assessments pending at the time of closing, and Doc stamps on the Deed;

            2. Buyer shall pay the difference between cost of owner's standard title policy and an owner's extended title policy, recording fees, environmental and engineer's audit, updated survey, appraisal, and Mortgage Doc Stamps.

            3. Escrow Holder's charges shall be none ($0);

            4. Auditor and property inspection costs to be paid by Buyer;

            5. Any pre-paid rents and/or deposits of tenants are to be paid by Seller to Buyer. Buyer will use its best efforts to collect delinquent rents and forward to Seller, for a period of two months after closing. If Buyer is unable to collect any such delinquent rents within said above two month period, Buyer shall assign to Seller all rights to collect such delinquent rents;

            6. costs of satisfying any delinquent taxes, lien indebtedness other than the existing Financing, delinquent bonds or improvement assessments which are a lien on said property as of Closing shall be paid in full by Seller;

            7. Seller shall pay current on-site employees the cash value of all accrued benefits owed as of the Closing date;

            8. Other charges - paid as customary in Broward County.

      C.    PRORATIONS -  The following shall be prorated by Escrow Holder
            ----------
between Seller and Buyer on the basis of thirty (30) day month, as of the day of Closing, and paid in cash. In the event a prorated expense or estimate should be altered after the Closing, the parties agree to subsequently remit funds due:

            1. Government assessments, personal property and real property taxes, assessed against the Property during the current governmental time period;

            2. Operating expenses of the Property, such as vendors, service contracts, and utility charges;

            3. Scheduled lot rents for the month of Closing, and all prepaid rents which have been collected through Closing.

      D.    DOCUMENTS REQUIRED AT CLOSING
            -----------------------------
            1. Special warranty deed acceptable to Title Insurer;
            2. a current ALTA extended policy issued by Title Insurer with only
               those   exceptions Buyer has agreed to accept as part of Buyer's
               Formal Approval;
            3. certified rent roll;
            4. certified statement of prepaid and delinquent rents;
            5. certified statement of security deposits held by
               Seller;
            6. Closing statements approved by Buyer and Seller;
            7. bill of sale for personal property;
            8. assignment of rights and interests;
            9. non-foreign affidavit as required by IRS;
           10. further assurances agreement from Buyer and Seller;
           11. Indemnification Agreements from Buyer and Seller;

           12. Owner's Affidavit as required by Title Insurer;
           13. certificates of title to vehicle(s);
           14. original copies, as available, of service contracts and other agreements affecting the Property;
           15. plans, permits, licenses, and studies, related to
               the mobile home park under control of Seller;
           16. a current certificate from the appropriate state
               authority reflecting no UCC financing statements claiming a security interest in personal property;
           17. Affidavit of compliance made pursuant to Florida
               Statutes, Section 723.072.

IX.      SELLER'S CONTINGENCIES - Seller's obligation to sell is contingent upon
         ----------------------
the Homeowner's right to purchase the property under Florida Statutes, Chapter
723.071 and Seller's limited partner's approval of the Property sale. The required notice to the Homeowners is to be delivered by the Seller within 24 hours of full execution of this Agreement. Within 12 days of full execution of this Agreement Seller shall provide Buyer with the results of the limited partner's vote regarding the Property sale and apprise Buyer of the Homeowner's interest in purchasing the Property.

   In the event Buyer provides Seller with Formal Approval and Seller terminates this Purchase and Sale Agreement based upon the contingency stated in this
Section IX., Seller agrees to pay Buyer for direct expenses incurred related to this transaction, up to a maximum of Twenty-five Thousand Dollars ($25,000). No other fees or compensation will be due or paid to Buyer.

   This Agreement will not be deemed terminated until Seller has made such payment.

X.    OTHER PROVISIONS
      ----------------
      A.    SELLER'S 1031 EXCHANGE - Buyer agrees to cooperate with Seller's
            ----------------------
1031 tax deferred exchange, provided such cooperation is at no risk, expense or liability to Buyer.

      B.    ARBITRATION - Any dispute related to this Agreement shall require
            -----------
arbitration of the claim or controversy in accordance with the rules of the American Arbitration Association.

      C.    VENUE - The parties agree that any arbitration or judicial
            -----
proceedings related to this Agreement shall be filed in the judicial district for the County of San Diego, State of California.

      C.    PROPERTY DAMAGE PRIOR TO CLOSING - If at least Fifty Thousand
            --------------------------------
Dollars ($50,000) of the Property or any of the improvements on said Property are destroyed or damaged prior to Closing, Buyer may elect to terminate this transaction or Buyer shall be entitled to any insurance proceeds applicable to such loss with Buyer having the exclusive right to settle and dispose of such insurance claims. Buyer and Escrow Holder shall assume no damage has occurred unless written notification is delivered by Seller.

      D.    NOTIFICATION TO VENDORS - Seller shall notify in writing all vendors
            -----------------------
and utility suppliers of the Closing not less than five (5) days prior to Closing.

      E.    TIME OF ESSENCE - Time is of the essence.
            ---------------

      F.    COUNTERPARTS AND TELECOPIES - Documents related to this transaction
      --    ---------------------------
may be executed by Buyer and Seller in counterparts. The receipt of transmissions may be relied upon by the parties as original copies, the sender of such transmissions will provide the recipient with an original copy.

      G.    DESCRIPTIVE HEADING - The descriptive headings used herein are for
            -------------------
convenience only and are not intended to necessarily describe the matter in the section and are not meant to be used in determining the rights or obligations of the parties.

      H.    NO OTHER AGREEMENTS - No prior agreements nor subsequent
            -------------------
modifications shall be valid or binding upon the parties unless in writing and executed by the party to be bound.

      I.    ATTORNEYS' FEES & COSTS - In the event of any dispute or litigation
            -----------------------
resulting from this transaction, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all reasonable attorneys' fees incurred in good faith. The parties agree that the California courts or Arbitration Association will be the proper venue for litigation between Buyer and Seller related to this Agreement.

      J.      RADON GAS - Radon is a naturally occurring radioactive gas that,
              ---------
when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

   The foregoing notice is provided pursuant to Section 404.056(8), Florida
                                                                    -------
Statutes (1992), which requires that such notice be included in certain real
--------
estate documents.

      K.       NOTICE - Any notice required or permitted to be delivered or
               ------
received hereunder shall be deemed received upon being deposited and sent by United States mail, postage prepaid, addressed to Seller or Buyer, as the case may be, at the address set forth below:

Notice To Seller                       Notice To Buyer
Shall Be Sent To:                      Shall Be Sent To:

Mr. Bill Williams                      Mr. John A. Coseo, Jr.
Director                               THE WINDSOR CORPORATION
CLAYTON-WILLIAMS-SHERWOOD              A California Corporation
800 Newport Center Drive, #400         120 West Grand Avenue
Newport Beach, California 92660        Escondido, CA  92025
(714) 640-4200                         (619) 746-2411 Ext. 227
(714) 640-4931 FAX                     (619) 746-1710 FAX

XI.  TIME LIMIT - In the event a fully executed copy of this Agreement has not
     ----------
been conveyed to Buyer by the 10th day of July, 1995, this offer shall be deemed revoked:
      The Buyer executes and submits this Agreement to Seller this 30th day of June 1995, intending to be legally bound upon Seller's acceptance of this Agreement,

SELLER                                 BUYER

Rancho Margate Associates, Ltd.        By: The Windsor Corporation
a California Limited Partnership       A California Corporation



 /s/ Byron L. Williams                  /s/ Andrew Kean
-------------------------------        -----------------------------
 By: Byron L. Williams                  By: Andrew Kean
 As: General Partner                    Its: General Counsel


 /s/ Steven J. Sherwood
-------------------------------
 By: Steven J. Sherwood
 As: General Partner

The Seller, intending to be legally bound by this Agreement, executes this document on this 7th day of July, 1995.

                                   EXHIBIT A
                                   ---------

                             INTEREST RATE RESERVE
                             ---------------------


At the Closing, Seller shall leave $87,000 in an interest bearing escrow account as a reserve (the "Reserve") against interest rate increases above 9.10% (Buyer's "Interest Rate Cap") on Seller's Existing Financing ("Financing"), which Buyer is to assume at the Closing. Said Reserve account is to be in existence for 36 months after the Closing.

Buyer shall be entitled to one draw upon the Reserve at the end of each quarter. The first quarter shall start from the date of Closing.

Buyer's draw shall be at the lesser of $7,250 or the difference between the actual debt service with interest above the Interest Rate Cap paid for the quarter, if any, and Buyer's debt service at the Interest Rate Cap, subject to offsets as described in the following paragraph.

Seller shall be entitled to an offset ("Seller Offset") against future draws by Buyer should the interest rate on the Financing drop below 9.10%. The amount of the credit offset, if any, is computed as the difference between the actual interest rate on the Financing, with the floor being 8.20%, and 9.10%. Seller is not entitled to an Offset for an interest rate on the Financing below 8.20%. Such offset shall be in the form of a credit against future draws by Buyer. At no time will Buyer be obligated to contribute to the Reserve account nor will Buyer be liable for any outstanding offset credits to Seller at the termination of this escrow account.

In no event shall Buyer be entitled to draw more than $7,250 per quarter from the Reserve during the 36 month period. All monies remaining in the Reserve at the end of the 36 month period, including interest, shall revert to Seller.

Buyer and Seller shall split equally all fees associated with maintaining this escrow account.

Buyer shall provide Seller with a quarterly accounting of the Reserve with verification of any draws by providing bank and Lender statements to Seller.

                                   EXHIBIT B
                                   ---------


                       REPAIRS TO BE COMPLETED BY SELLER
                       ---------------------------------



1)  Bathrooms in the clubhouse are to refurbished to meet ADA standards;

2)  Shuffleboard courts to be resurfaced;

3) Flooding problem in front of the clubhouse to be rectified by installation of a storm drain, pump, and underground piping to pump water to the canal behind the clubhouse;

4) Complete addition to the clubhouse (carpet, tile, etc.) and resolve storm shutter problem with Broward County.

                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  WINDSOR PARK PROPERTIES 4
                                  (A California Limited Partnership)
                                  ----------------------------------
                                              (Registrant)



                                  By /s/John A. Coseo, Jr.
                                     -------------------------------
                                     JOHN A. COSEO, JR.
                                     General Partner


Date:  October 2, 1995